                       [LOGO OF ADAMS EXPRESS COMPANY]


                                 Annual Report

                                     2000




               building for the future

                         with solid investments (R)

                               2000 at a Glance

-----------------------------------------------------------------------------------------------------------------------------


The Company                                                       Stock Data
 .  a closed-end equity investment company                         NYSE Symbol..........................................ADX
 .  objectives:   preservation of capital                          Market Price as of 12/31/00.......................$21.00
                 reasonable income                                Discount............................................11.5%
                 opportunity for capital gain                     52-Week Range...............................$27.04-$20.25*
 .  internally-managed                                             Shares Outstanding.............................82,292,262
 .  low expense ratio
 .  low turnover


Summary Financial Information

                                                                                                   Year Ended December 31
                                                                                                2000                    1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                            $         23.72         $         26.85*
Total net assets                                                                       1,951,562,978           2,170,801,875
Unrealized appreciation                                                                1,047,469,344           1,298,662,686
Net investment income                                                                     20,941,465              19,143,783
Total realized gain                                                                      128,091,337             106,820,166
Total return (based on market value)                                                             1.7%                   36.1%
Total return (based on net asset value)                                                         (4.3%)                  33.6%
Expense ratio                                                                                   0.24%                   0.32%
-----------------------------------------------------------------------------------------------------------------------------

2000 Dividends and Distributions

                                                                           Amount
Paid                                                                    (per share)*                  Type
-----------------------------------------------------------------------------------------------------------------------------
March 1, 2000                                                              $0.05                      Long-term capital gain
March 1, 2000                                                               0.03                      Investment income
June 1, 2000                                                                0.08                      Investment income
September 1, 2000                                                           0.08                      Investment income
December 27, 2000                                                           1.58                      Long-term capital gain
December 27, 2000                                                           0.03                      Investment income
-----------------------------------------------------------------------------------------------------------------------------
                                                                           $1.85
=============================================================================================================================

*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.



2001 Annual Meeting of Stockholders

Location: The Radisson Hotel at Cross Keys, Baltimore, Maryland
Date: March 27, 2001
Time: 11:00 a.m.
Holders of Record: February 16, 2001

                               Portfolio Review

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

   Ten Largest Portfolio Holdings (12/31/00)

                                                  Market Value                % of Net Assets
                                                  ------------                ---------------
   General Electric Co.                            $ 88,924,063                      4.6
   Nokia Corp. ADR                                   80,040,000                      4.1
   American International Group, Inc.                74,845,900                      3.8
   Cisco Systems, Inc.                               70,188,750                      3.6
   Solectron Corp.                                   67,800,000                      3.5
   Corning Inc.                                      61,790,625                      3.2
   Investor Financial Services Corp.                 56,760,000                      2.9
   Petroleum & Resources Corporation*                52,269,584                      2.7
   Nortel Networks Corp.                             47,773,125                      2.4
   Enron Corp.                                       41,562,500                      2.1
                                                   ------------                     ----
   Total                                           $641,954,547                     32.9%

_____________
   *Non-controlled affiliate

-----------------------------------------------------------------------------------------------


----------------------------------------------------

                                    [GRAPH]

   Sector Weightings (12/31/00)


   Basic Materials                1.8%

   Capital Goods                  9.1%

   Communication Services        10.8%

   Consumer                       5.0%

   Energy                         9.4%

   Financial                     17.7%

   Health Care                   12.2%

   Technology                    26.6%

   Transportation                 0.7%

   Utilities                      4.5%

   Cash & Equivalent              2.4%

----------------------------------------------------

                            Letter to Stockholders

--------------------------------------------------------------------------------

In this annual report, you will find our financial statements for the year 2000, the report of independent accountants, our year-end portfolio holdings, and summary financial information for the Company.

The Year in Review

Once investors concluded that the "Y2K Bug" had not wreaked havoc with the economy, the markets moved up at an accelerated pace from that of 1999. The principal drivers remained the technology and telecommunications stocks traded on the NASDAQ, as "Old Economy" stocks and the Dow Jones Industrial Average declined. In mid-March, with the NASDAQ Composite Index at an all-time high and the Dow below 10,000, investors began to question the valuations of many of the so-called dot.com stocks and others carried along by Internet hype. With minimal revenues and no earnings expected for years, the companies were ripe for revaluation and the market did so with a vengeance. By the end of March, the NASDAQ was off nearly 10% from its high of fourteen days earlier. The Dow, on the other hand, rose 11.5% from its March low and the Standard & Poor's 500 Stock Index was up over 12% from its late-February low.

Despite the report of the first quarter's economic growth statistics and prospects for even higher growth in the second quarter, investor pessimism grew. The efforts of the Federal Reserve Bank to slow down the engine through a series of interest rate increases were apparently not having any success and a brief March rally was followed by deterioration in all segments of the market. The Fed acted again at the end of May, a full year after the first move, with a fifty basis point increase in the Federal Funds rate. Although there was exceptional economic growth in the second quarter, leading indicators signaled slower growth ahead and the stock market began a fairly broad-based recovery which was to last through August. The principal exceptions were those stocks directly associated with the Internet, in which investors had seemingly lost all interest.

In early September, a number of companies announced that sales in the prior two months had been quite sluggish and Wall Street earnings expectations for the quarter were too high. Notable among these were personal computer manufacturers and their suppliers, including Intel and Microsoft. The fact that the sales and earnings of these technology stalwarts were being impacted by the economic cycle was not easily accepted by investors. Once again, revaluation was the order of the day and there was no discrimination between companies with long-term histories and those which had never experienced a slowdown. Individual investors who had been lured into the Internet investing fad and gotten their fingers scorched had had enough and sold everything. With the exception of brief rallies, both the NASDAQ and the S&P 500 declined through the end of the year while the Dow Industrials, the bellwether of the "Old Economy," recovered a portion of their losses in the final months of 2000.

The Company's portfolio was not immune to the changes in valuation which took place during the year. Our holdings in technology and telecommunications, led by Cisco, Solectron, and Nokia, fell substantially with their performance only partially offset by that of American International Group, Corning, and stocks in the utility and financial sectors. Our selections in the health care and energy sectors performed particularly well, while the capital goods and consumer cyclical areas did poorly until November.

For the year ended December 31, 2000, the return on net assets of the Company, including income and capital gains, was (4.3%), compared to a return of (4.8%) for the Dow Jones Industrials and (9.0%) for the Standard & Poor's 500. The NASDAQ or over-the-counter market, reflecting mostly technology stocks, recorded its worst performance in history, with a (39.3%) return. With the narrowing of the discount of the Adams Express Company's stock price from its net asset value per share, its return based on market prices was 1.7%.

Investment Results

At the end of 2000 our net assets were $1,951,562,978 or $23.72 per share on 82,292,262 shares outstanding as compared with $2,170,801,875 or $26.85 per share on 80,842,241 shares outstanding a year earlier.

Net investment income for 2000 was $20,941,465 compared to $19,143,783 for 1999. These earnings are equal to $0.26 and $0.25 per share, respectively, on the average number of shares outstanding throughout the year. It has been increasingly difficult to generate income in the portfolio as both the percentage of stocks paying dividends and the percentage of dividend increases have declined markedly in the past several years. Through the use of convertible securities and other actions, we continue to seek ways to generate additional income without impacting performance. In 2000, our 0.24% expense ratio (expenses to net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $128,091,337 during the year, while the unrealized appreciation on investments decreased from $1,298,662,686 at December 31, 1999 to $1,047,469,344 at year end.

Dividends and Distributions

The total dividends and distributions paid in 2000 were $1.85 per share compared to $1.63 in 1999. As announced on November 9, 2000, a year-end distribu-tion consisting of investment income of $0.03 and capital gains of $1.58 was made on December 27, 2000, both realized and taxable in 2000. On January 11, 2001, an additional distribution of $0.08 per share was declared payable March 1, 2001 representing the balance of undistributed capital gains earned during 2000 and an initial distribution from 2001 net investment income, all taxable to shareholders in 2001.

In September 2000, your Board of Directors declared a 3-for-2 stock split that was paid to shareholders on October 19, 2000. All per share amounts in this report have been adjusted to reflect the stock split.

Outlook for 2001

As has historically been the case, about a year after the Federal Reserve began restricting credit the U.S. economy began to slow down from the torrid pace of the prior two years. On January 3, 2001, sensing that it may have tightened too much, the Fed lowered the key Federal Funds rate by fifty basis points and indicated that it would take further action if necessary to head off a recession. There is at this time little evidence of accelerating inflation, so further rate cuts could be made without much risk. Our belief is that there may be a decline in real gross domestic product (G.D.P.) in the first quarter, but a resumption of modest growth in the remainder of the year without higher inflation. The basis for this is that there have been great strides in productivity over the past several years due to investments in technology and they should continue to be realized for some time despite a slowdown in spending. The risk to our assumption is that the rate increases of 2000 will continue to be reflected in slower economic activity and any easing of rates will not have an effect until nine to twelve months later.

Though the U.S. economy seems to be slowing, the rest of the world (excluding Japan) appears to still be growing at about a 4% rate overall. The economies of Europe are slowly adapting to the common currency and internal barriers to growth are being broken down. The emerging countries in Latin America and Asia are recovering from their currency crises of 1998 and appear to be stabilizing. Thus there is a possibility that the rest of the world could pull the U.S. out of its slowdown in a reversal of the roles of the past cycle. The alternative, of course, is that the U.S. drags the rest of the world down with it, which we believe is less likely.

With the realization by investors in 2000 that the valuations of some stocks had grown out of proportion to their prospects, most measures of value (price/earnings, price/book value, P/E to growth, etc.) have fallen considerably. The S&P 500 is still trading at a price/trailing earnings level of
28.7 compared to its long-term average of 22.8, so it is not unreasonable to expect the market to decline further, especially if corporate profits come in lower than those of 2000. While we do not subscribe to the forecasts of lower profits, we do not believe they will grow by more than 5% or so in 2001. It is therefore anticipated that the market will drift lower until the latter part of the year, when the prospects of better earnings in 2002 are factored into valuations.

We expect that the companies represented by the stocks in the portfolio will generate solid earnings during the current slowdown and enjoy good growth as the economy recovers. Their financial condition remains strong despite the difficulties of some of their customers and will enable them to take market share from their weaker competitors. We are confident that over time the portfolio will provide an excellent return on your investment.

Share Repurchase Program

On December 14, 2000, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is greater than 10%. The repurchase program initiated in 1999 appears to have served its intended purpose by increasing liquidity and reducing dilution caused by the issuance of shares in lieu of cash for the year-end capital gain distribution. Furthermore, there was a narrowing of the discount during the year, which may indirectly be attributed to the share repurchase program.

As of January 11, 2001, a total of 1,455,400 shares have been repurchased at a total cost of $50,561,430 and a weighted average discount from net asset value of 13.5%.

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore, Maryland on March 27, 2001, will be mailed on or about February 19, 2001 to holders of record on February 16, 2001.

By order of the Board of Directors,



/s/ Douglas G. Ober,                    /s/ Joseph M. Truta,

Douglas G. Ober,                        Joseph M. Truta,

Chairman and Chief                      President
Executive Officer

January 19, 2001

                       Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                                December 31, 2000

Assets
Investments* at value:
   Common stocks and convertible securities
      (cost $836,139,305)                                                          $1,857,743,803
   Non-controlled affiliate, Petroleum & Resources Corporation
      (cost $26,585,260)                                                               52,269,584
   Short-term investments (cost $46,250,878)                                           46,250,878   $1,956,264,265
-------------------------------------------------------------------------------------------------

Cash                                                                                                        84,645
Securities lending collateral                                                                          458,631,629
Receivables:
   Investment securities sold                                                                              166,281
   Dividends and interest                                                                                1,636,468
Prepaid expenses and other assets                                                                        6,619,887
-----------------------------------------------------------------------------------------------------------------------
         Total Assets                                                                                2,423,403,175
-----------------------------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                                            583,725
Open written option contracts at value (proceeds $444,272)                                                 263,750
Obligations to return securities lending collateral                                                    458,631,629
Accrued expenses and other liabilities                                                                   5,382,891
Distributions payable                                                                                    6,978,202
-----------------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                             471,840,197
-----------------------------------------------------------------------------------------------------------------------
         Net Assets                                                                                 $1,951,562,978
=======================================================================================================================

Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares;
   issued and outstanding 82,292,262 shares                                                         $   82,292,262
Additional capital surplus                                                                             814,232,071
Undistributed net investment income                                                                      3,767,539
Undistributed net realized gain on investments                                                           3,801,762
Unrealized appreciation on investments                                                               1,047,469,344
-----------------------------------------------------------------------------------------------------------------------
         Net Assets Applicable to Common Stock                                                      $1,951,562,978
=======================================================================================================================
         Net Asset Value Per Share of Common Stock                                                          $23.72
=======================================================================================================================

*See schedule of investments on pages 12 through 15.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                         Year Ended December 31, 2000

Investment Income
   Income:
      Dividends:
         From unaffiliated issuers                                                               $  19,001,174
         From non-controlled affiliate                                                                 750,252
      Interest                                                                                       5,386,988
      Securities lending                                                                             1,027,913
-----------------------------------------------------------------------------------------------------------------
            Total income                                                                            26,166,327
-----------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                            2,199,048
      Administration and operations                                                                  1,037,657
      Directors' fees                                                                                  188,250
      Reports and stockholder communications                                                           386,916
      Transfer agent, registrar and custodian expenses                                                 585,637
      Auditing and accounting services                                                                 113,737
      Legal services                                                                                    92,774
      Occupancy and other office expenses                                                              255,726
      Travel, telephone and postage                                                                    130,062
      Other                                                                                            235,055
-----------------------------------------------------------------------------------------------------------------
            Total expenses                                                                           5,224,862
-----------------------------------------------------------------------------------------------------------------
            Net Investment Income                                                                   20,941,465
-----------------------------------------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                                                      125,665,117
   Net realized gain distributed by regulated investment company
      (non-controlled affiliate)                                                                     2,426,220
   Change in unrealized appreciation on investments                                               (251,193,342)
-----------------------------------------------------------------------------------------------------------------
            Net Loss on Investments                                                               (123,102,005)
-----------------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting From Operations                                                   $(102,160,540)
=================================================================================================================

The accompanying notes are an integral part of the financial statements.

                      Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                          For the Year Ended
                                                                                   ---------------------------------------
                                                                                     Dec. 31, 2000         Dec. 31, 1999
--------------------------------------------------------------------------------------------------------------------------
From Operations:
   Net investment income                                                            $   20,941,465        $   19,143,783
   Net realized gain on investments                                                    128,091,337           106,820,166
   Change in unrealized appreciation on investments                                   (251,193,342)          419,522,952
--------------------------------------------------------------------------------------------------------------------------
            Change in net assets resulting from operations                            (102,160,540)          545,486,901
--------------------------------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
   Net investment income                                                               (17,702,862)          (20,231,884)
   Net realized gain from investment transactions                                     (128,205,341)         (106,865,901)
--------------------------------------------------------------------------------------------------------------------------
            Decrease in net assets from distributions                                 (145,908,203)         (127,097,785)
--------------------------------------------------------------------------------------------------------------------------

From Capital Share Transactions:
   Value of shares issued in payment of exercised options and distributions             77,508,318            65,780,453
   Cash in lieu of fractional shares issued in payment of 3-for-2 stock split             (123,043)              --
   Cost of shares purchased (note 4)                                                   (48,555,429)           (1,448,030)
--------------------------------------------------------------------------------------------------------------------------
            Change in net assets from capital share transactions                        28,829,846            64,332,423
--------------------------------------------------------------------------------------------------------------------------
            Total Increase (Decrease) in Net Assets                                   (219,238,897)          482,721,539

Net Assets:
   Beginning of year                                                                 2,170,801,875         1,688,080,336
--------------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment
      income of $3,767,539 and $502,423, respectively)                              $1,951,562,978        $2,170,801,875
==========================================================================================================================

The accompanying notes are an integral part of the financial statements.

                         Notes To Financial Statements

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transaction and Investment Income --
Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2000 was $908,752,028, and net unrealized appreciation aggregated $1,047,956,509, of which the related gross unrealized appreciation and depreciation were $1,148,681,932 and $100,725,423, respectively.

Distributions are determined in accordance with in- come tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2000 were $327,974,611 and $267,558,207, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the year ended December 31, 2000. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

On March 28, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 75,000,000 to 150,000,000. The Company has 10,000,000 authorized and unissued preferred shares without par value.

On October 19, 2000 the Company effected a 3-for-2 stock split. All references to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

On December 27, 2000, the Company issued 2,083,494 shares of its stock and reissued 1,434,300 shares of itsCommon Stock, that were previously repurchased by the Company, at a price of $22.00 per share (the market price on December 11, 2000) to stockholders of record November 20, 2000 who elected to take stock in payment of the distribution from 2000 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2000 and 1999 were as follows:

                                      Shares                      Amount
                              ------------------------------------------------
                                2000        1999         2000          1999
                                ----        ----         ----          ----
Shares issued in payment
   of dividends              3,517,794   2,061,676   $ 77,391,468   $65,780,453
Shares issued in payment
   of stock option exercise      3,068                    116,850
Shares issued for 3-for-2
   stock split              26,262,073                    --
Cash in lieu of fractional
   shares issued in payment
   of 3-for-2 stock split                                (123,043)
--------------------------------------------------------------------------------
       Total increase       29,782,935   2,061,676     77,385,275    65,780,453
--------------------------------------------------------------------------------
Shares purchased (at a
   weighted average
   discount from net asset
   value of 13.7% and
   16.2%, respectively)     (1,385,500)    (43,500)   (48,555,429)   (1,448,030)
--------------------------------------------------------------------------------
        Total decrease      (1,385,500)    (43,500)   (48,555,429)   (1,448,030)
--------------------------------------------------------------------------------
Net change                  28,397,435   2,018,176   $ 28,829,846   $64,332,423
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2000, 379,575 options were outstanding with a weighted average exercise price of $8.3917 per share. During 2000, the Company granted options, including stock appreciation rights, for 33,758 shares of common stock with an exercise price of $22.2083 per share. During the year stock options or stock appreciation rights relating to 69,429 stock option shares were exercised at a weighted average market price of $23.9339 per share and the stock options relating to these rights which had a weighted average exercise price of $7.5744 per share were cancelled. Stock options and stock appreciation rights relating to 4,501 shares were cancelled during the year ended December 31, 2000. At December 31, 2000, there were outstanding exercisable options to purchase 99,408 common shares at $3.7433-$14.5417 per share (weighted average price of $5.6630), and unexercisable options to purchase 239,995 common shares at $3.7433-$20.5817 per share (weighted average price of $9.1334). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 3.9207 years and 5.7664 years, respectively. Total compensation expense recognized in 2000 related to the stock option and stock appreciation rights plan was $628,213. At December 31, 2000, there were 1,310,585 shares available for future option grants.



5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds, and mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 2000 was $566,845, and consisted of service expense of $179,667, interest expense of $338,021, expected return on plan assets of $893,321, and net amortization credit of $191,212.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $4,322,841. During 2000, the projected benefit obligation increased due to service cost and interest cost of $179,667 and $338,021 respectively, and decreased due to benefits paid in the amount of $195,144. The projected benefit obligation at December 31, 2000 was $4,645,385.

On January 1, 2000, the fair value of plan assets was $11,264,093. During 2000, the fair value of plan assets increased due to the expected return on plan assets of $893,321 and decreased due to benefits paid in the amount of $195,144. At December 31, 2000, the projected fair value of plan assets amounted to $11,962,270, which resulted in excess plan assets of $7,316,885. The remaining components of prepaid pension cost on December 31, 2000 included $1,943,456 in unrecognized gain, $539,934 in unrecognized prior service cost and $95,922 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 2000 was $5,817,441.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

--------------------------------------------------------------------------------

6. Expenses

The cumulative amount of accrued expenses at December 31, 2000 for employees and former employees of the Company was $5,119,474. Aggregate remuneration paid or accrued during the year ended December 31, 2000 to officers and directors amounted to $3,139,581.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $125,083 for the year ended December 31, 2000.


7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2000, the Company had securities on loan of $432,376,068 and held cash collateral of $458,631,629.

                      ---------------------

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities and Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
--------------------------------------------------------------------------------

                           The Adams Express Company

--------------------------------------------------------------------------------

Calendar  Market    Cumulative    Cumulative   Total   Total net
 Years    value    market value  market value  market    asset
            of      of capital    of income    value     value
         original      gains      dividends
          shares   distributions   taken in
                     taken in       shares
                      shares
--------------------------------------------------------------------------------
1986    $ 9,588     $  1,967      $   328    $ 11,883  $ 12,125
1987      7,457        3,176          622      11,255    12,046
1988      7,395        4,127          947      12,469    13,618
1989      7,833        5,539        1,555      14,927    17,526
1990      7,395        6,224        2,026      15,645    17,840
1991      9,525        9,230        3,170      21,925    23,317
1992     10,027       11,057        3,850      24,934    25,532
1993      8,961       11,338        3,904      24,203    26,782
1994      7,833       11,392        3,994      23,219    26,726
1995      9,272       15,197        5,493      29,962    34,603
1996      9,901       18,214        6,684      34,799    41,786
1997     12,126       25,019        9,086      46,231    54,502
1998     13,348       30,844       10,833      55,025    67,239
1999     16,826       43,427       14,524      74,777    89,733
2000     15,792       45,996       14,211      75,999    85,843
--------------------------------------------------------------------------------

                      Illustration of an assumed 15 year
                      investment of $10,000 (unaudited)

Investment income dividends and capital gains distri-butions are taken in additional shares. This chart covers the years 1986-2000. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.

                                    [GRAPH]

                    Market   Cumulative   Cumulative
                    Value    of Shares      Market
                      of        from        Value
       Net Asset    Origi-    Capital      of Share
        Value of     nal       Gains         from
         Total      Invest    Distrib-      Income
         Shares      ment      utions     Dividends

        $10,297     10000      10000        10000

86       12,125     9,588     11,555       11,883

87       12,046     7,457     10,633       11,255

88       13,618     7,395     11,522       12,469

89       17,526     7,833     13,372       14,927

90       17,840     7,395     13,619       15,645

91       23,317     9,525     18,755       21,925

92       25,532    10,027     21,084       24,934

93       26,782     8,961     20,299       24,203

94       26,726     7,833     19,225       23,219

95       34,603     9,272     24,469       29,962

96       41,786     9,901     28,115       34,799

97       54,502     12,126    37,145       46,231

98       67,239     13,348    44,192       55,025

99       89,733     16,826    60,253       74,777

00       85,843     15,792    61,788       75,999

                              Financial Highlights

--------------------------------------------------------------------------------

                                                                    Year Ended December 31
                                               ------------------------------------------------------------------------
                                                  2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance*
  Net asset value, beginning of year              $26.85         $21.69       $19.01          $15.80       $14.24
-----------------------------------------------------------------------------------------------------------------------
     Net investment income                          0.26           0.25         0.30            0.29         0.35
     Net realized gains and change
       in unrealized appreciation and
       other changes                               (1.63)          6.54         3.78            4.22         2.36
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                  1.37           6.79         4.08            4.51         2.71
-----------------------------------------------------------------------------------------------------------------------
  Capital share repurchases                         0.09            --           --              --           --
-----------------------------------------------------------------------------------------------------------------------
  Less distributions
     Dividends from net investment income          (0.22)         (0.26)       (0.30)          (0.29)       (0.35)
     Distributions from net realized gains         (1.63)         (1.37)       (1.10)          (1.01)       (0.80)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                              (1.85)         (1.63)       (1.40)          (1.30)       (1.15)
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                    $23.72         $26.85       $21.69          $19.01       $15.80
-----------------------------------------------------------------------------------------------------------------------
  Per share market price, end of year             $21.00         $22.38       $17.75          $16.13       $13.17
-----------------------------------------------------------------------------------------------------------------------


Total Investment Return
   Based on market price                             1.7%          36.1%        19.3%           33.1%        16.4%
   Based on net asset value                         (4.3%)         33.6%        23.7%           30.7%        21.0%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)          $1,951,563     $2,170,802   $1,688,080      $1,424,170   $1,138,760
  Ratio of expenses to average net assets           0.24%          0.32%        0.22%           0.39%        0.34%
  Ratio of net investment income to
    average net assets                              0.97%          1.06%        1.48%           1.61%        2.30%
  Portfolio turnover                               12.74%         15.94%       22.65%          17.36%       19.60%
  Number of shares outstanding at
     end of year (in 000's)*                      82,292         80,842       77,815          74,924       72,055
-----------------------------------------------------------------------------------------------------------------------

*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                            Schedule Of Investments
--------------------------------------------------------------------------------

                               December 31, 2000

                                                                                      Prin. Amt.
                                                                                      or Shares       Value (A)
-----------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities-- 97.8%
   Basic Materials-- 1.8%
      Cabot Corp................................................................         470,000    $ 12,396,250
      Engelhard Corp............................................................         530,000      10,798,750
      Mead Corp.................................................................         400,000      12,550,000
                                                                                                    ------------
                                                                                                      35,745,000
                                                                                                    ------------

   Capital Goods-- 9.1%
      Black & Decker Corp.......................................................         300,000      11,775,000
      Dover Corp................................................................         260,000      10,546,250
      General Electric Co.......................................................       1,855,000      88,924,063
      Minnesota Mining & Manufacturing Co.......................................         285,000      34,342,500
      Pall Corp.................................................................         600,000      12,787,500
      United Technologies Corp..................................................         255,000      20,049,375
                                                                                                    ------------
                                                                                                     178,424,688
                                                                                                    ------------

   Communication Services-- 10.8%
      Telecommunications-- Cellular and Wireless-- 2.6%
      MediaOne Group, Inc. 6.25% PIES due 2001..................................          85,000       6,906,250
      Nextel Communications Inc. 5.25% Conv. Notes due 2010.....................     $10,000,000       7,337,580
      Nextel Communications Inc. (B)............................................       1,040,000      25,740,000
      Vodafone Group plc ADS....................................................         287,500      10,296,094
                                                                                                    ------------
                                                                                                      50,279,844
                                                                                                    ------------

      Telecommunications-- Long Distance-- 2.7%
      Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003 (C)...         125,000       8,562,500
      Qwest Communications International, Inc. (B)..............................         760,000      31,160,000
      Williams Communications Group, Inc. (B)...................................         500,000       5,875,000
      WorldCom, Inc. (B)........................................................         550,000       7,700,000
                                                                                                    ------------
                                                                                                      53,297,500
                                                                                                    ------------

      Telephone-- 5.5%
      American Tower Corp. 5.00% Conv. Notes due 2010...........................     $10,000,000       9,150,000
      BellSouth Corp............................................................         440,000      18,012,500
      Global Crossing Ltd. 6.75% Conv. Pfd. due 2012............................          40,000       5,865,000
      Global Crossing Ltd. (B)..................................................         644,000       9,217,250
      RCN Corp. (B).............................................................         280,000       1,767,500
      SBC Communications, Inc...................................................         787,960      37,625,090
      Time Warner Telecom Inc. (B)..............................................         404,500      25,660,469
                                                                                                    ------------
                                                                                                     107,297,809
                                                                                                    ------------

   Consumer-- 5.0%
      Consumer Cyclical-- 0.8%
      Delphi Automotive, Inc....................................................         370,000       4,162,500
      Tiffany & Co..............................................................         350,000      11,068,750
                                                                                                    ------------
                                                                                                      15,231,250
                                                                                                    ------------

      Consumer Staples-- 4.2%
      Coca-Cola Co..............................................................         170,000      10,359,375
      Dean Foods Co.............................................................         300,000       9,206,250
      Ivex Packaging Corp. (B)..................................................         928,000      10,150,000
      McDonald's Corp...........................................................         560,000      19,040,000
      PepsiCo, Inc..............................................................         295,000      14,620,938
      Proctor &Gamble Co........................................................         130,000      10,196,875
      Time Warner Inc...........................................................         148,752       7,770,804
                                                                                                    ------------
                                                                                                      81,344,242
                                                                                                    ------------

--------------------------------------------------------------------------------

                               December 31, 2000

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-----------------------------------------------------------------------------------------------------------------------
    Energy-- 9.4%
      BP Amoco plc ADR..........................................................         270,000    $ 12,926,251
      Calpine Capital Trust 5.75% Conv. Pfd HIGH TIDES..........................         202,500      32,121,563
      Calpine Corp. (B).........................................................         100,000       4,506,250
      Enron Corp................................................................         500,000      41,562,500
      Exxon Mobil Corp..........................................................         158,418      13,772,465
      Petroleum & Resources Corporation (D).....................................       1,913,761      52,269,584
      Schlumberger Ltd..........................................................          88,400       7,066,475
      Williams Companies, Inc...................................................         500,000      19,968,750
                                                                                                    ------------
                                                                                                     184,193,838
                                                                                                    ------------
    Financial-- 17.7%
      Banking-- 11.0%
      BankNorth Group, Inc......................................................         474,000       9,450,375
      Citigroup Inc.............................................................         401,023      20,477,243
      Federal Home Loan Mortgage Corp...........................................         345,000      23,761,875
      Greenpoint Financial Corp.................................................         435,000      17,807,812
      Investors Financial Services Corp.........................................         660,000      56,760,000
      Mellon Financial Corp.....................................................         420,000      20,658,750
      National City Corp........................................................         160,000       4,600,000
      Provident Bankshares Corp.................................................         319,068       6,660,544
      Wachovia Corp.............................................................         190,000      11,043,750
      Wells Fargo & Co..........................................................         550,000      30,628,125
      Wilmington Trust Corp.....................................................         210,000      13,033,125
                                                                                                    ------------
                                                                                                     214,881,599
                                                                                                    ------------
      Insurance-- 6.7%
      AMBAC Financial Group, Inc................................................         569,400      33,203,137
      American International Group, Inc.........................................         759,375      74,845,900
      Annuity & Life Re (Holdings), Ltd.........................................         700,000      22,356,250
                                                                                                    ------------
                                                                                                     130,405,287
                                                                                                    ------------
   Health Care-- 12.2%
      Abbott Laboratories.......................................................         255,000      12,351,563
      ALZA Corp. (B)............................................................         480,000      20,400,000
      American Home Products Corp...............................................         300,000      19,065,000
      Baxter International......................................................         255,000      22,519,687
      Chiron Corp. (B)..........................................................         550,000      24,475,000
      Elan Corp., plc ADR (B)...................................................         550,000      25,746,875
      GlaxoSmithKline plc ADR...................................................         250,360      14,020,160
      Johnson & Johnson.........................................................         180,000      18,911,250
      Lilly (Eli) &Co...........................................................         190,000      17,681,875
      Merck & Co., Inc..........................................................         250,000      23,406,250
      Pharmacia Corp............................................................         368,900      22,502,900
      Vertex Pharmaceuticals Inc................................................         248,016      17,733,144
                                                                                                    ------------
                                                                                                     238,813,704
                                                                                                    ------------

--------------------------------------------------------------------------------

                                                  December 31, 2000

                                                                                           Prin. Amt.
                                                                                           or Shares       Value (A)
-----------------------------------------------------------------------------------------------------------------------
    Technology-- 26.6%
      Communication Equipment-- 12.4%
      Corning Inc....................................................................      1,170,000   $  61,790,625
      Ericsson (L.M.) Telephone Co. ADR..............................................      3,133,333      35,054,163
      Lucent Technologies Inc........................................................        508,920       6,870,420
      Motorola, Inc..................................................................        485,622      10,036,346
      Nokia Corp. ADR................................................................      1,840,000      80,040,000
      Nortel Networks Corp...........................................................      1,490,000      47,773,125
                                                                                                       -------------
                                                                                                         241,564,679
                                                                                                       -------------
      Computer Related-- 9.7%
      BMC Software Inc. (B)..........................................................        310,000       4,340,000
      Cisco Systems, Inc. (B)........................................................      1,835,000      70,188,750
      Diamondcluster International Inc. (B)..........................................        300,000       9,150,000
      First Data Corp................................................................        343,980      18,123,446
      Hewlett-Packard Co.............................................................        400,000      12,625,000
      Oracle Corp. (B)...............................................................      1,180,000      34,293,750
      QRS Corp. (B)..................................................................        585,000       7,495,313
      Sapient Corp. (B)..............................................................      1,150,000      13,728,125
      Sun Microsystems, Inc. (B).....................................................        400,000      11,150,000
      Symantec Corp. (B).............................................................        222,500       7,425,937
                                                                                                       -------------
                                                                                                         188,520,321
                                                                                                       -------------
      Electronics-- 4.5%
      Intel Corp.....................................................................        690,000      20,872,500
      Solectron Corp. (B)............................................................      2,000,000      67,800,000
                                                                                                       -------------
                                                                                                          88,672,500
                                                                                                       -------------
    Transportation-- 0.7%
      Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS due 2029..................         15,000         679,688
      Canadian National Railway Co...................................................         60,000       1,781,250
      United Parcel Service, Inc.....................................................        175,000      10,292,188
                                                                                                       -------------
                                                                                                          12,753,126
                                                                                                       -------------
    Utilities-- 4.5%
      Black Hills Corp...............................................................        555,000      24,836,250
      CINergy Corp...................................................................        300,000      10,537,500
      Duke Energy Corp...............................................................        262,000      22,335,500
      Northwestern Corp..............................................................        500,000      11,562,500
      Orion Power Holdings, Inc......................................................        390,000       9,603,750
      TECO Energy, Inc...............................................................        300,000       9,712,500
                                                                                                       -------------
                                                                                                          88,588,000
                                                                                                       -------------
    Total Stocks and Convertible Securities
      (Cost $862,724,565) (E)........................................................                  1,910,013,387
                                                                                                       -------------

--------------------------------------------------------------------------------

                                         December 31, 2000

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-----------------------------------------------------------------------------------------------------------------------
   Short-Term Investments -- 2.4%
      U.S. Government Obligations -- 0.8%
      U.S. Treasury Bills, 6.18%, due 2/22/01......................................  $15,000,000   $  14,866,187
                                                                                                   -------------

      Commercial Paper -- 1.6%
      Chevron USA, 6.47%, due 1/8/01...............................................   15,000,000      14,981,129
      Ford Motor Credit Corp., 6.51-6.53%, due 1/4/01- 1/18/01.....................    6,670,000       6,659,135
      General Electric Capital Corp., 6.50%, due 1/9/01............................    8,545,000       8,532,657
      Texaco Inc., 6.38%, due 1/16/01..............................................    1,215,000       1,211,770
                                                                                                   -------------
                                                                                                      31,384,691
                                                                                                   -------------

   Total Short-Term Investments
      (Cost $46,250,878)...........................................................                   46,250,878
                                                                                                   -------------
   Total Investments
      (Cost $908,975,443)..........................................................                1,956,264,265
         Cash, receivables and other assets, less liabilities......................                   (4,701,287)
                                                                                                   -------------
   Net Assets -- 100.0%............................................................                $1,951,562,978
=======================================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B)  Presently non-dividend paying.
(C) Restricted security Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750).
(D)  Non-controlled affiliate and is a registered investment company.
(E) The aggregate market value of stocks held in escrow at December 31, 2000 covering open call option contracts written was $3,839,063. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $9,625,000.

                   Principal Changes in Portfolio Securities

________________________________________________________________________________

                During the Three Months Ended December 31, 2000
                                  (unaudited)

                                                                                        Shares
                                                                ----------------------------------------------------
                                                                                                           Held
                                                                 Additions            Reductions       Dec. 31, 2000
                                                                 ---------            ----------       -------------
ALZA Corp......................................................   240,000/(1)/                              480,000
AMBAC Financial Group, Inc.....................................   189,800/(1)/                              569,400
Cabot Microelectronics Corp....................................   131,822/(2)/           131,822                 --
Calpine Corp...................................................    50,000/(1)/                              100,000
Citigroup Inc..................................................   401,023/(3)/                              401,023
Corning, Inc...................................................   780,000/(1)/                            1,170,000
Diamondcluster International, Inc..............................   300,000/(4)/                              300,000
Diamond Technology Partners Inc................................   252,000                300,000/(4)/            --
GlaxoSmithKline plc ADR........................................   250,360/(5)/                              250,360
Hewlett-Packard Co.............................................   200,000/(1)/                              400,000
Oracle Corp....................................................   590,000/(1)/                            1,180,000
Petroleum &Resources Corporation...............................   703,676/(6)/                            1,913,761
Proctor & Gamble Co............................................   130,000                                   130,000
Sun Microsystems, Inc..........................................   295,000/(1)/                              400,000
Symantec Corp..................................................   222,500/(7)/                              222,500
United Parcel Service, Inc.....................................   175,000                                   175,000
United Technologies Corp.......................................   255,000                                   255,000
Associates First Capital Corp. Ser A...........................                          546,800/(3)/            --
Axent Technologies Inc.........................................                          445,000/(7)/            --
Bank One Corp..................................................                          330,000                 --
Delphi Automotive, Inc.........................................                          320,000            370,000
ENDESA, S.A. ADR...............................................                          170,000                 --
Fort James Corp................................................                          446,000                 --
General Electric Co............................................                           45,000          1,855,000
Honeywell Int'l Co.............................................                          360,000                 --
Interstate Bakeries Corp.......................................                          138,000                 --
Investors Financial Services Corp..............................                           40,000            660,000
Ryder System, Inc..............................................                          445,000                 --
Smithkline Beecham plc ADR.....................................                          220,000/(5)/            --

___________
(1) By stock split.
(2) Received .28047 shares Cabot Microelectronics Corp. for each share of Cabot Corp. held.
(3) Received .7334 shares Citigroup Inc. for each share of Associates First Capital Corp. Ser A held.
(4) Received one share of Diamondcluster International, Inc. for each share of Diamond Technology Partners, Inc.
(5) Received 1.138 shares GlaxoSmithKline plc ADR for each share of Smithkline Beecham plc ADR held.
(6) Received 98,633 shares through dividend reinvestment and a 3-for-2 stock split on 1,210,085 shares held.
(7) Received .5 shares Symantec Corp. for each share of Axent Technologies Inc. held.

                        Report of Independent Accountants

________________________________________________________________________________

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 9, 2001

                             _____________________

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.

              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
                     E-mail: Shareowner-svcs@bankofny.com

                     Shareholder Information and Services

________________________________________________________________________________

WE ARE OFTEN ASKED--

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 19).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams' daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, electronic transfer of funds is not offered at this time.)

Who do I notify of a change of address?

The Transfer Agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to The Bank of New York.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our Transfer Agent. The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

________________________________________________________________________________



DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                               $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
   Service Fee                    $2.50 per investment
   Brokerage Commission                $0.05 per share

Reinvestment of Dividends**
   Service Fee                  10% of amount invested
                     (maximum of $2.50 per investment)
   Brokerage Commission                $0.05 per share

Sale of Shares
   Service Fee                                  $10.00
   Brokerage Commission                $0.05 per share

Deposit of Certificates for safekeeping       Included

Book to Book Transfers                        Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)       $500.00
Minimum optional investment
   (existing holders)                           $50.00
Electronic Funds Transfer
   (monthly minimum)                            $50.00
Maximum per transaction                     $25,000.00
Maximum per year                                  NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-registered Shareholders
For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                _______________

The Company                                       The Transfer Agent
The Adams Express Company                         The Bank of New York
Lawrence L. Hooper, Jr.,                          Shareholder Relations
Vice President, Secretary and                     Dept.-8W
General Counsel                                   P.O. Box 11258
Seven St. Paul Street,                            Church Street Station
Suite 1140                                        New York, NY 10286
Baltimore, MD 21202                               (800) 432-8224
(800) 638-2479 Website:                           Website:
Website:                                          http://stock.bankofny.com
www.adamsexpress.com                              E-mail:
E-mail:                                           Shareowner-svcs@
contact@adamsexpress.com                          bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commissions in connection with this dividend and capital gain distribution.

                        Historical Financial Statistics

________________________________________________________________________________

                                                                                       Dividends   Distributions
                                                                                         From Net       From Net
                                                                        Net Asset       Investment      Realized
                                Value Of                Shares            Value           Income          Gains
Dec. 31                        Net Assets            Outstanding*      Per Share*       Per Share*     Per Share*
------------------------------------------------------------------------------------------------------------------
1986                        $  468,344,507            36,007,323          $13.01          $.47           $2.49
1987                           427,225,965            40,250,997           10.61           .52            1.77
1988                           455,825,580            42,443,262           10.74           .33             .88
1989                           550,091,129            44,974,408           12.23           .47             .91
1990                           529,482,769            47,219,010           11.21           .44             .71
1991                           661,895,779            49,121,246           13.47           .36             .73
1992                           696,924,779            51,039,938           13.65           .31             .77
1993                           840,610,252            63,746,498           13.19           .30             .79
1994                           798,297,600            66,584,985           11.99           .33             .73
1995                           986,230,914            69,248,276           14.24           .35             .76
1996                         1,138,760,396            72,054,792           15.80           .35             .80
1997                         1,424,170,425            74,923,859           19.01           .29            1.01
1998                         1,688,080,336            77,814,977           21.69           .30            1.10
1999                         2,170,801,875            80,842,241           26.85           .26            1.37
2000                         1,951,562,978            82,292,262           23.72           .22            1.63

______________
*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.



                                  __________
                                  Stock Data
                                  __________

                        Price (12/31/00)                      $21.00
                        Net Asset Value (12/31/00)            $23.72
                        Discount:                               11.5%

            New York Stock Exchange and Pacific Exchange ticker symbol: ADX NASDAQ Mutual Fund Quotation Symbol: XADEX
            Newspaper stock listings are generally under the abbreviation: AdaEx

                           The Adams Express Company

--------------------------------------------------------------------------------


Board Of Directors (with their principal affiliations)
                                                                                  Officers
Enrique R. Arzac/1,4/                     Douglas G. Ober/1/                      Douglas G. Ober
Professor of Finance                      Chairman of the Company                 Chairman and
and Economics                                                                     Chief Executive Officer
Columbia University                       Landon Peters/2,4/
                                          Private Investor
Daniel E. Emerson/2,4/                                                            Joseph M. Truta
Retired Executive Vice President          John J. Roberts/1,4/                    President
NYNEX Corporation                         Senior Advisor, American
                                          International Group, Inc.               Richard F. Koloski
Thomas H. Lenagh/2,3/                                                             Executive Vice President
Financial Advisor                         Susan C. Schwab/1,3/
                                          Dean of the School of                   Richard B. Tumolo
W.D. MacCallan/1,3/                       Public Affairs                          Vice President -- Research
Retired Chairman of the Company           University of Maryland
and Petroleum & Resources                                                         Lawrence L. Hooper, Jr.
Corporation                               Robert J.M. Wilson/3,4/                 Vice President, Secretary and
                                          Retired President of the Company        General Counsel
W. Perry Neff/1,2/                        and Petroleum & Resources
Retired Executive Vice President          Corporation                             Maureen A. Jones
Chase Bank                                                                        Vice President and Treasurer

                                                                                  Christine M. Sloan
                                                                                  Assistant Treasurer

                                                                                  Geraldine H. Stegner
                                                                                  Assistant Secretary



1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

The Adams Express Company
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.adamsexpress.com

[LOGO]